UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

CHINA XD PLASTICS COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-34546	04-3836208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, the PRC	150060
(Address of principal executive offices)	(Zip Code)

(86) 451-8434-6600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXDC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 7, 2021, China XD Plastic Company Limited (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that Nasdaq’s staff (the “Staff”) has determined to deny the Company’s request for continued listing on Nasdaq.

The Letter states that the Staff has notified the Company on April 16, 2021 that it did not comply with Nasdaq’s filing requirements for continued inclusion set forth in Listing Rule 5250(c)(1) (the “Rule”) because it had not filed its Form 10-K for the fiscal year ended December 31, 2020 and notified the Company through subsequent additional delinquency notifications for failing to file its Forms 10-Q for the periods ended March 31, 2021 and June 30, 2021. The Company submitted materials to Nasdaq relating to its plan to regain compliance (the “Submission”). Based on the Staff’s review and the Submission, in addition to a telephone discussion on July 26, 2021, the Staff has determined that the Company did not provide a definitive plan evidencing its ability to achieve compliance with the Rule.

Unless the Company requests an appeal of this determination pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series, trading of the Company’s common stock will be suspended at the opening of business on September 16, 2021, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. The Company plans to request such an appeal and a hearing before a Nasdaq Hearings Panel no later than September 14, 2021 to seek an exception period in which to complete its filings and thereby regain compliance with listing standards.

On September 10, 2021, the Company issued a press release announcing its receipt of the Letter. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated September 10, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2021

CHINA XD PLASTICS COMPANY LIMITED

By:	/s/ Jie HAN
Name:	Jie HAN
Title:	Chief Executive Officer